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                          MONARCH FUNDS (the "Trust")
                            Daily Assets Cash Fund
               Henderson Global Investors Daily Assets Cash Fund

                       Supplement Dated October 7, 2008
                    to Prospectuses Dated February 12, 2008

The Prospectus is hereby supplemented to reflect the participation of the Daily Assets Cash Fund (the "Fund") in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). This supplement should be retained and read in conjunction with the Prospectus.

The Board of Trustees of the Monarch Funds has determined that the Fund will apply to participate in the Program. The Fund's participation will not be certain until the Fund's application is reviewed and accepted by the Treasury, which may take up to 14 days.

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury until September 18, 2009.

In order to participate in the Program through December 18, 2008, the Fund will pay an amount equal to 0.01% of the net asset value ("NAV") of the Fund as of September 19, 2008. If the Program is extended and the Fund is eligible to, and does, participate in any Program extension, payment of an additional fee will be required. The Fund is responsible for payment of these fees, and the fees will not be subject to any expense limitation or reimbursement agreement.

Under the Program, Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 ("Covered Shares") at $1.00 per share if the Fund's NAV falls below $0.995 (a "Guarantee Event"). Fund shares added to an existing account or purchased for a new account after the close of business on September 19, 2008 will not be covered by the Program. The Program provides a guarantee for lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

Recovery under the Program is subject to certain terms and conditions, including the following:

   .   The Guarantee Event occurs during the term of the Program.

   . The Fund liquidates following a Guarantee Event that is not cured. Under these circumstances, Fund shareholders will receive under the Program, with respect to Fund shares covered by the Program, any difference between the amount received (in cash or through in-kind distributions) from the Fund in connection with the liquidation and $1.00 per Fund share.

   . There are funds still available in the Federal Exchange Stabilization Fund (currently approximately $50 billion) at the time of the Guarantee Event.

For more information, please contact a Fund customer service representative at
(800) 754-8757 (if you are a Monarch Funds shareholder) or at (866) 343-6337 (if you are a Henderson Global Funds shareholder).

                      Please retain for future reference.